UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 19, 2003


                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


          ILLINOIS                    000-22834                36-3760230
(State or other jurisdiction   (Commission file number)    (I.R.S. employer
      of incorporation)                                   identification no.)

          2520 DIEHL ROAD                                        60504
         AURORA, ILLINOIS                                     (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 820-7200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On June 19, 2003, Successories, Inc. ("Successories") announced that its shareholders had approved the proposal to approve and adopt the Agreement and Plan of Merger, dated as of February 13, 2003 (the "Merger Agreement"), by and between Successories and S.I. Acquisition LLC, and to approve the merger contemplated under the Merger Agreement (the "Merger"). On the same day, June 19, 2003, the Merger was consummated. Successories' press release announcing these events is attached hereto.

ITEM 7(c)   EXHIBITS.
            --------

            Exhibit 99.1      Press release of Successories, Inc. dated
                              June 19, 2003.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   SUCCESSORIES, INC.


                                     By:  /s/ John C. Carroll
                                          --------------------------------------
Date:  June 19, 2003                      John C. Carroll
                                          Interim CEO and President


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1     Press release of Successories, Inc. dated June 19, 2003


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